UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021 (January 20, 2021)

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 536-0943

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01. Entry into a Material Definitive Agreement.

On January 20, 2021, Vinco Ventures, Inc. (“Vinco”) and its newly formed wholly owned subsidiary, Vinco Acquisition Corporation (the “Merger Sub”), entered into an Agreement to Complete a Plan of Merger (the “Agreement”) with ZASH Global Media and Entertainment Corporation (the “Company”) (each a “Party” and collectively the “Parties”).

The Agreement contemplates a reverse triangular merger of Merger Sub with and into the Company in a transaction intended to qualify as a tax-free reorganization under Sections 368(a)(l)(A) and 368(a)(2)(E) of the Code. Under the terms of the Agreement, the Company’s holders of common stock, par value $0.001, shall receive shares of Common Stock of VINCO in exchange for all issued and outstanding Company shares of Common Stock. The Company will then become an indirect wholly-owned subsidiary of VINCO. VINCO will engage a third-party valuation firm to perform a valuation of the Company and to issue a Transaction Fairness Opinion. The valuation report is expected by February 11, 2021 and will set the resulting post-closing ownership ratio. Upon completion of the closing, the Company will be the controlling entity. On or before February 11, 2021, a definitive plan of merger, proxy vote and Form S-1 shall be filed with the SEC to register shares of common stock of VINCO to be issued in the transaction.

The certificate of incorporation of VINCO will be amended and restated at and as of the Effective Time, in substantial conformance with the certificate of incorporation of the Company immediately prior to the Closing, and the name VINCO will be changed to “ZASH Global Media and Entertainment Corporation.” The bylaws of VINCO will be amended and restated at and as of the Closing to become the equivalent of the bylaws of the Company immediately prior to the Closing. At the Closing, certain officers and directors of VINCO and the Merger Sub immediately prior to the Effective Time shall resign and the officers and directors of the Company immediately prior to the Closing will be appointed as officers and directors of VINCO and the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified; provided, however that VINCO shall have the right to appoint two (2) person to serve as a member of the Board of Directors of the Surviving Corporation and the Company shall have the right to appoint three (3) persons to serve as members of the Board of Directors of the Surviving Company.

The Closing of the transaction will occur on or about March 31, 2021, but no later than the first business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transaction, other than conditions with respect to actions the respective Parties will take at the Closing itself, or such other time as the Parties may mutually determine.

Item 8.01. Other Events

On January 20, 2021, the Company’s Board of Directors elected to form a new wholly owned subsidiary, Vinco Acquisition Corporation, for the purpose of entering into the Agreement to Complete a Plan of Merger.

Forward-Looking Statements and Limitation on Representations

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the Company’s ability to consummate the transaction described above. The Company assumes no duty to update any forward-looking statements other than as required by applicable law.

The Agreement and other disclosures included in this Current Report on Form 8-K are intended to provide shareholders and investors with information regarding the terms of the Agreement, and not to provide shareholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the representations and warranties in the Agreement. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the representations and warranties contained in the Agreement and will update such disclosure as required by federal securities laws. Accordingly, the Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the SEC.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Agreement to Complete a Plan of Merger between Vinco Ventures, Inc., Vinco Acquisition Corporation and ZASH Global Media and Entertainment Corporation dated January 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 21, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer